Exhibit 99.2 V a l l e y t o A c q u i r e T h e W e s t c h e s t e r B a n k J u n e 2 9 , 2 0 2 1Exhibit 99.2 V a l l e y t o A c q u i r e T h e W e s t c h e s t e r B a n k J u n e 2 9 , 2 0 2 1

Important Information and Where to Find It This presentation does not constitute an offer to sell or the solicitation of an offer to buy a ny securities or a solicitation of any vote or approval with respect to the proposed acquisition by Valley National Bancorp (“Valley”) of The Westchester Bank Holding Corporation (“Westchester”). No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction, Valley will file with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 tha t will include a proxy statement of Westchester a nd a prospectus of Valley (the “Proxy Statement/Prospectus”), and Valley may file with the SEC other relevant documents concerning the proposed transaction. The definitive Proxy Statement/Prospectus will be mailed to stockholders of Westchester. STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY VALLEY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VALLEY, WESTCHESTER AND THE PROPOSED TRANSACTION. Free copies of the Proxy Statement/ Prospectus, as well as other filings containing information about Valley, may be obtained at the SEC’s website (http://www.sec.gov) when they are filed by Valley. You will also be able to obtain these documents, when they are filed, free of charge, from Valley at www.valley.com under the heading “Investor Relations.” Copies of the Proxy Statement/Prospectus can also be obtained, when it becomes available, free of cha rge, at Valley’s website at http://ir.valleynationalbank.com or by directing a request to Ronald H. Janis, Senior Executive Vice President & General Counsel, Valley National Bancorp, at 1455 Valley Road, Wayne, New Jersey 07470, telephone (973) 305-8800, or by directing a request to The Westchester Ba nk Holding Corporation, 12 Water Street, White Plains, New York 10601. Participants in the Solicitation This communication is not a solicitation of a proxy from any security holder of Valley or Westchester. However, Valley, Westchester and certain of their respective directors and executive officers may be deemed to be participa nts in the solicitation of proxies from the stockholders of Westchester in respect of the proposed transaction. Information about Valley’s directors and executive officers is available in its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on March 8, 2021, and other documents filed by Valley with the SEC. Information regarding the persons who may, under the rules of the SEC, be deemed participa nts in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of this document may be obtained as described in the preceding paragraph.Important Information and Where to Find It This presentation does not constitute an offer to sell or the solicitation of an offer to buy a ny securities or a solicitation of any vote or approval with respect to the proposed acquisition by Valley National Bancorp (“Valley”) of The Westchester Bank Holding Corporation (“Westchester”). No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction, Valley will file with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 tha t will include a proxy statement of Westchester a nd a prospectus of Valley (the “Proxy Statement/Prospectus”), and Valley may file with the SEC other relevant documents concerning the proposed transaction. The definitive Proxy Statement/Prospectus will be mailed to stockholders of Westchester. STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY VALLEY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VALLEY, WESTCHESTER AND THE PROPOSED TRANSACTION. Free copies of the Proxy Statement/ Prospectus, as well as other filings containing information about Valley, may be obtained at the SEC’s website (http://www.sec.gov) when they are filed by Valley. You will also be able to obtain these documents, when they are filed, free of charge, from Valley at www.valley.com under the heading “Investor Relations.” Copies of the Proxy Statement/Prospectus can also be obtained, when it becomes available, free of cha rge, at Valley’s website at http://ir.valleynationalbank.com or by directing a request to Ronald H. Janis, Senior Executive Vice President & General Counsel, Valley National Bancorp, at 1455 Valley Road, Wayne, New Jersey 07470, telephone (973) 305-8800, or by directing a request to The Westchester Ba nk Holding Corporation, 12 Water Street, White Plains, New York 10601. Participants in the Solicitation This communication is not a solicitation of a proxy from any security holder of Valley or Westchester. However, Valley, Westchester and certain of their respective directors and executive officers may be deemed to be participa nts in the solicitation of proxies from the stockholders of Westchester in respect of the proposed transaction. Information about Valley’s directors and executive officers is available in its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on March 8, 2021, and other documents filed by Valley with the SEC. Information regarding the persons who may, under the rules of the SEC, be deemed participa nts in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of this document may be obtained as described in the preceding paragraph.

Forward Looking Statements This communication contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing prog rams and products, acquisitions, relationships, opportunities, ta xation, technology, market conditions and economic expecta tions, including the potential effects of the COVID-19 pandemic on Valley’s businesses and financial results and conditions. Forwa rd-looking statements include, without limita tion, statements relating to the impact Valley and Westchester expect the proposed merger to have on the combined entity's operations, financial condition, and financia l results, and Valley’s and Westchester's expectations about the a bility to successfully integrate their respective businesses and the amount of cost savings and overall operational efficiencies Valley and Westchester expect to realize as a result of the proposed acquisition. These sta tements may be identified by such forward looking terminology as “ should,”“ expect,”“ believe,”“ view,”“ opportunity,”“ allow,”“ continues,”“ reflects,”“ typically,”“ usually,”“ or similar statements or variations of such terms Such forwa rd looking sta tements involve certain risks and uncertainties. Such forwa rd-looking statements are based on various assumptions (ma ny of which are beyond the control of Valley and Westchester) and are subject to risks and uncerta inties (which change over time) and other factors which could cause actua l results to differ materia lly from those currently anticipated. Actual results may differ materially from such forward-looking sta tements. Factors tha t may ca use actual results to differ ma terially from those contemplated by such forwa rd looking sta tements include, but a re not limited to: the possibility that the proposed acquisition does not close when expected or at all because required regulatory, stockholder or other approvals and other conditions to closing a re not received or sa tisfied on a timely basis or at all; the delay in or failure to close for any other reason; the outcome of any legal proceedings that may be instituted against Valley or Westchester; the occurrence of any event, change or other circumstance that could give rise to the right of one or both parties to terminate the merger agreement providing for the merger; the risk that the businesses of Valley and Westchester will not be integrated successfully; the possibility that the cost savings and any synerg ies or other anticipated benefits from the proposed acquisition may not be fully realized or may take longer to realize than expected; changes in the estimates of non-recurring cha rges; disruption from the proposed acquisition making it more difficult to maintain relationships with employees, customers or other pa rties with whom Valley or Westchester have business relationships; the rea ction to the proposed tra nsaction of the companies’ customers, employees and counterparties; uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on Valley, Westchester and the proposed transaction; the continued impact of COVID-19 on the U.S. and global economies, including business disruptions, reductions in employment and an increase in business failures, specifically among Valley’s clients; the continued impact of COVID-19 on Valley’s employees and Valley’s ability to provide services to Valley’s customers and respond to their needs as more cases of COVID-19 may arise in Valley’s primary markets; potential judgments, claims, damages, penalties, fines and reputational damage resulting from pending or future litigation and regulatory and government actions, including as a result of Valley’s participation in and execution of government programs related to the COVID-19 pandemic or as a result of Valley’s actions in response to, or failure to implement or effectively implement, federal, state and local laws, rules or executive orders requiring that Valley grants forbeara nces or not act to collect Valley’s loans; the impact of forbearances or deferrals Valley is required or agree to as a result of customer requests a nd/or government actions, including, but not limited to Valley’s potentia l inability to recover fully deferred payments from the borrower or the colla teral; the risks related to the discontinuation of the London Interba nk Offered Rate and other reference rates, including increased expenses and litigation and the effectiveness of hedging strategies; damage verdicts or settlements or restrictions related to existing or potential class action litigation or individual litigation a rising from claims of violations of laws or regulations, contractual cla ims, breach of fiducia ry responsibility, negligence, fra ud, environmental laws, patent or trademark infringement, employment related claims, and other matters; a prolonged downturn in the economy, mainly in New Jersey, New York, Florida and Ala bama, as well as an unexpected decline in commercial real estate values within Valley’s market areas; higher or lower than expected income ta x expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations and case law; the inability to grow customer deposits to keep pace with loan growth; a materia l change in Valley’s allowa nce for credit losses under CECL due to forecasted economic conditions and/or unexpected credit deteriora tion in Valley’s loan and investment portfolios; the need to supplement debt or equity capital to ma intain or exceed internal capita l thresholds; greater tha n expected technology related costs due to, among other factors, prolonged or failed implementations, additiona l project staffing and obsolescence caused by continuous a nd rapid ma rket innovations; the loss of or decrease in lower cost funding sources within Valley’s deposit base, including Valley’s inability to achieve deposit retention targets under Valley's branch transformation strategy; cyber attacks, computer viruses or other malware that may breach the security of Valley’s websites or other systems to obtain unauthorized access to confidential information, destroy data, disable or degrade service, or sabotage Valley’s systems; results of examinations by the Office of the Comptroller of the Currency (OCC), the Federa l Reserve Bank (FRB), the Consumer Financia l Protection Burea u (CFPB), and other regulatory authorities, including the possibility tha t any such regulatory authority may, among other things, require us to increase Valley’s allowance for credit losses, write down assets, reimburse customers, change the way Valley does business, or limit or elimina te certa in other banking activities; our inability or determination not to pay dividends at current levels, or at all, because of inadequate earnings, regulatory restrictions or limitations, changes in Valley’s capital requirements or a decision to increase capital by retaining more earnings; unanticipated loan delinquencies, loss of collatera l, decreased service revenues, and other potential negative effects on Valley’s business caused by severe weather, the COVID 19 pandemic or other external events; unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, la rge prepayments, changes in regulatory lending guidance or other factors; and the failure of other fina ncial institutions with whom Valley has trading, clearing, counterpa rty and other fina ncial relationships; and other factors, many of which a re beyond the control of us and Westchester. A detailed discussion of factors that could affect Valley’s results is included in Valley’s SEC filings, including the “Risk Factors” section of Valley’s Annual Report on Form 10-K for the year ended December 31, 2020 and any updates to those risk factors set forth in Valley’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed by Valley with the SEC and are available on the SEC’s website at www.sec.gov. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot gua rantee future results, levels of activity, performance or achievements. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made. Valley and Westchester undertake no duty to update any forwa rd-looking statement to conform the statement to actual results or changes in our expectations, except as specifically required by law.Forward Looking Statements This communication contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing prog rams and products, acquisitions, relationships, opportunities, ta xation, technology, market conditions and economic expecta tions, including the potential effects of the COVID-19 pandemic on Valley’s businesses and financial results and conditions. Forwa rd-looking statements include, without limita tion, statements relating to the impact Valley and Westchester expect the proposed merger to have on the combined entity's operations, financial condition, and financia l results, and Valley’s and Westchester's expectations about the a bility to successfully integrate their respective businesses and the amount of cost savings and overall operational efficiencies Valley and Westchester expect to realize as a result of the proposed acquisition. These sta tements may be identified by such forward looking terminology as “ should,”“ expect,”“ believe,”“ view,”“ opportunity,”“ allow,”“ continues,”“ reflects,”“ typically,”“ usually,”“ or similar statements or variations of such terms Such forwa rd looking sta tements involve certain risks and uncertainties. Such forwa rd-looking statements are based on various assumptions (ma ny of which are beyond the control of Valley and Westchester) and are subject to risks and uncerta inties (which change over time) and other factors which could cause actua l results to differ materia lly from those currently anticipated. Actual results may differ materially from such forward-looking sta tements. Factors tha t may ca use actual results to differ ma terially from those contemplated by such forwa rd looking sta tements include, but a re not limited to: the possibility that the proposed acquisition does not close when expected or at all because required regulatory, stockholder or other approvals and other conditions to closing a re not received or sa tisfied on a timely basis or at all; the delay in or failure to close for any other reason; the outcome of any legal proceedings that may be instituted against Valley or Westchester; the occurrence of any event, change or other circumstance that could give rise to the right of one or both parties to terminate the merger agreement providing for the merger; the risk that the businesses of Valley and Westchester will not be integrated successfully; the possibility that the cost savings and any synerg ies or other anticipated benefits from the proposed acquisition may not be fully realized or may take longer to realize than expected; changes in the estimates of non-recurring cha rges; disruption from the proposed acquisition making it more difficult to maintain relationships with employees, customers or other pa rties with whom Valley or Westchester have business relationships; the rea ction to the proposed tra nsaction of the companies’ customers, employees and counterparties; uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on Valley, Westchester and the proposed transaction; the continued impact of COVID-19 on the U.S. and global economies, including business disruptions, reductions in employment and an increase in business failures, specifically among Valley’s clients; the continued impact of COVID-19 on Valley’s employees and Valley’s ability to provide services to Valley’s customers and respond to their needs as more cases of COVID-19 may arise in Valley’s primary markets; potential judgments, claims, damages, penalties, fines and reputational damage resulting from pending or future litigation and regulatory and government actions, including as a result of Valley’s participation in and execution of government programs related to the COVID-19 pandemic or as a result of Valley’s actions in response to, or failure to implement or effectively implement, federal, state and local laws, rules or executive orders requiring that Valley grants forbeara nces or not act to collect Valley’s loans; the impact of forbearances or deferrals Valley is required or agree to as a result of customer requests a nd/or government actions, including, but not limited to Valley’s potentia l inability to recover fully deferred payments from the borrower or the colla teral; the risks related to the discontinuation of the London Interba nk Offered Rate and other reference rates, including increased expenses and litigation and the effectiveness of hedging strategies; damage verdicts or settlements or restrictions related to existing or potential class action litigation or individual litigation a rising from claims of violations of laws or regulations, contractual cla ims, breach of fiducia ry responsibility, negligence, fra ud, environmental laws, patent or trademark infringement, employment related claims, and other matters; a prolonged downturn in the economy, mainly in New Jersey, New York, Florida and Ala bama, as well as an unexpected decline in commercial real estate values within Valley’s market areas; higher or lower than expected income ta x expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations and case law; the inability to grow customer deposits to keep pace with loan growth; a materia l change in Valley’s allowa nce for credit losses under CECL due to forecasted economic conditions and/or unexpected credit deteriora tion in Valley’s loan and investment portfolios; the need to supplement debt or equity capital to ma intain or exceed internal capita l thresholds; greater tha n expected technology related costs due to, among other factors, prolonged or failed implementations, additiona l project staffing and obsolescence caused by continuous a nd rapid ma rket innovations; the loss of or decrease in lower cost funding sources within Valley’s deposit base, including Valley’s inability to achieve deposit retention targets under Valley's branch transformation strategy; cyber attacks, computer viruses or other malware that may breach the security of Valley’s websites or other systems to obtain unauthorized access to confidential information, destroy data, disable or degrade service, or sabotage Valley’s systems; results of examinations by the Office of the Comptroller of the Currency (OCC), the Federa l Reserve Bank (FRB), the Consumer Financia l Protection Burea u (CFPB), and other regulatory authorities, including the possibility tha t any such regulatory authority may, among other things, require us to increase Valley’s allowance for credit losses, write down assets, reimburse customers, change the way Valley does business, or limit or elimina te certa in other banking activities; our inability or determination not to pay dividends at current levels, or at all, because of inadequate earnings, regulatory restrictions or limitations, changes in Valley’s capital requirements or a decision to increase capital by retaining more earnings; unanticipated loan delinquencies, loss of collatera l, decreased service revenues, and other potential negative effects on Valley’s business caused by severe weather, the COVID 19 pandemic or other external events; unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, la rge prepayments, changes in regulatory lending guidance or other factors; and the failure of other fina ncial institutions with whom Valley has trading, clearing, counterpa rty and other fina ncial relationships; and other factors, many of which a re beyond the control of us and Westchester. A detailed discussion of factors that could affect Valley’s results is included in Valley’s SEC filings, including the “Risk Factors” section of Valley’s Annual Report on Form 10-K for the year ended December 31, 2020 and any updates to those risk factors set forth in Valley’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed by Valley with the SEC and are available on the SEC’s website at www.sec.gov. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot gua rantee future results, levels of activity, performance or achievements. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made. Valley and Westchester undertake no duty to update any forwa rd-looking statement to conform the statement to actual results or changes in our expectations, except as specifically required by law.

Transaction Highlights 4 ▪ Natural Expansion of Physical Footprint into Dynamic Westchester County Market ─ Deep pool of diverse commercial businesses including in industries such as manufacturing, fintech, bioscience, and clean energy ─ $100k+ median household income is additive to Valley demographics, and Westchester County continues to benefit from pandemic- related NYC outflows of households and businesses ─ Westchester team will ensure connectivity to existing commercial customers and flow of future growth opportunities ─ Fills in Valley’s metro New York physical footprint and opens avenue into other Hudson Valley markets ▪ High Quality, Low Risk Franchise ─ Return on average assets (“ROAA”) consistently above 1.25%, net interest margin (“NIM”) above 3.00% and efficiency below 50% ─ Strong low-cost core deposit base ─ Track record of strong asset quality and below-peer credit losses ▪ Complementary Commercial Lending Organization ─ Additional scale and expertise in targeted markets that are familiar to Valley (~$425mm of existing Valley loans in Westchest er County) ─ Experienced in-market leadership focused on high-touch service with opportunity to leverage existing client relationships from size and product perspective ─ Westchester’s President and CEO John Tolomer will lead Valley’s operations in Westchester County as Market President ▪ Low Integration Risk ─ ~3% of Valley’s balance sheet as of March 31, 2021 ─ Modestly accretive to earnings per share (“EPS”) (~1%) and neutral to tangible book value / capital ─ Valley has experience and familiarity with Westchester market ─ Manageable resource requirement should not disrupt internal initiatives or the consideration of other strategic opportunitiesTransaction Highlights 4 ▪ Natural Expansion of Physical Footprint into Dynamic Westchester County Market ─ Deep pool of diverse commercial businesses including in industries such as manufacturing, fintech, bioscience, and clean energy ─ $100k+ median household income is additive to Valley demographics, and Westchester County continues to benefit from pandemic- related NYC outflows of households and businesses ─ Westchester team will ensure connectivity to existing commercial customers and flow of future growth opportunities ─ Fills in Valley’s metro New York physical footprint and opens avenue into other Hudson Valley markets ▪ High Quality, Low Risk Franchise ─ Return on average assets (“ROAA”) consistently above 1.25%, net interest margin (“NIM”) above 3.00% and efficiency below 50% ─ Strong low-cost core deposit base ─ Track record of strong asset quality and below-peer credit losses ▪ Complementary Commercial Lending Organization ─ Additional scale and expertise in targeted markets that are familiar to Valley (~$425mm of existing Valley loans in Westchest er County) ─ Experienced in-market leadership focused on high-touch service with opportunity to leverage existing client relationships from size and product perspective ─ Westchester’s President and CEO John Tolomer will lead Valley’s operations in Westchester County as Market President ▪ Low Integration Risk ─ ~3% of Valley’s balance sheet as of March 31, 2021 ─ Modestly accretive to earnings per share (“EPS”) (~1%) and neutral to tangible book value / capital ─ Valley has experience and familiarity with Westchester market ─ Manageable resource requirement should not disrupt internal initiatives or the consideration of other strategic opportunities

SLIDE 5

Overview of The Westchester Bank

The Westchester Bank


Westchester
Westchester
Valley

Westchester Financial Highlights (as of 3/31/2021) [1]	
Total Assets:	$1,313mm
Gross Loans:	$910mm
Total Deposits:	$1,116mm
Net Income (MRQ, annualized):	$16.1mm
ROAA (MRQ, annualized):	1.29%
Net Interest Margin (MRQ, annualized):	3.10%
Efficiency Ratio (MRQ):	43.3%
NPAs / Assets:	0.21%
Tang. Common Equity / Tang. Assets:	10.2%

- 12+ years of operating history in Westchester County
- Strong senior management team with experience in Westchester County and meaningful ties to the community
- Largest commercially-focused bank headquartered in Westchester County
- Diverse commercial loan portfolio with a history of strong credit performance
- Low-cost core deposit base with limited exposure to CDs and no reliance on wholesale funds (82% loans / deposits MRQ)
- Well-positioned in Westchester deposit market dominated by regional and money center banks

[1] Consolidated financial data for Westchester; MRQ means most recent quarter ended

Balance Sheet & Asset Quality Overview 6 Gross Loans (as of 3/31/2021) Total Deposits (as of 3/31/2021) Total Loans: $910mm (4.23% yield) Total Deposits: $1,116mm (0.31% cost) C&I Money 32% Market Multifamily 51% 11% CRE - Owner Occ. Residential 17% RE Savings 4% Time 2% Construction 9% 3% Interest Consumer & Demand Other 5% CRE - Non- 1% Non-Interest Owner Occ. 33% 32% Non-Performing Assets (“NPAs”) / Total Assets (%) Net Charge-Offs / Average Loans (%) 0.32 0.25 0.21 0.12 0.09 0.09 0.04 0.00 0.00 0.00 12/31/17 12/31/18 12/31/19 12/31/20 3/31/21 12/31/17 12/31/18 12/31/19 12/31/20 3/31/21 Note: Consolidated financial data for WestchesterBalance Sheet & Asset Quality Overview 6 Gross Loans (as of 3/31/2021) Total Deposits (as of 3/31/2021) Total Loans: $910mm (4.23% yield) Total Deposits: $1,116mm (0.31% cost) C&I Money 32% Market Multifamily 51% 11% CRE - Owner Occ. Residential 17% RE Savings 4% Time 2% Construction 9% 3% Interest Consumer & Demand Other 5% CRE - Non- 1% Non-Interest Owner Occ. 33% 32% Non-Performing Assets (“NPAs”) / Total Assets (%) Net Charge-Offs / Average Loans (%) 0.32 0.25 0.21 0.12 0.09 0.09 0.04 0.00 0.00 0.00 12/31/17 12/31/18 12/31/19 12/31/20 3/31/21 12/31/17 12/31/18 12/31/19 12/31/20 3/31/21 Note: Consolidated financial data for Westchester

SLIDE 7

Westchester County Highlights

The Westchester Bank

Market Overview

- $59 billion deposit market (1.6% market share pro forma) dominated by nationwide and international institutions which Valley competes well against
- ~34,000 firms in diverse industries including advanced manufacturing, bioscience, fintech and clean energy
- More than 10% of American patents originate from firms based in Westchester County
- Westchester continues to benefit from COVID-related outflows of consumers and businesses from New York City

Median Household Income ($)


102,782
85,954
67,761
Westchester (NY)
VLY Wtd. Avg.
National

Largest Employers

REGENERON
PEPSICO
conEdison
mastercard
IBM
Morgan Stanley

Projected '21-'26 Household Income Growth


10.2
10.7
9.0
Westchester (NY)
VLY Wtd. Avg.
National

Source: S&P Global Market Intelligence

SLIDE 8

Transaction Terms & Financial Impact

The Westchester Bank

Consideration	▪ Approximately $210 million in common stock for common stockholders and approximately $10 million in cash for optionholders [1] ▪ 100% stock for each outstanding share of Westchester, approximately 15.6 million Valley shares issued (fixed exchange ratio of 229.645) ▪ Outstanding stock options to be exchanged for cash ▪ Westchester stockholders will own approximately 3.7% of Valley shares on a pro forma basis
Key Transaction Assumptions	▪ ~30% cost savings (75% 2022 phase-in, 100% thereafter) ▪ ~1.4% credit mark split 60% non-PCD / 40% PCD ▪ $11.0 million after-tax deal charge ▪ 0.3% core deposit intangible
Financial Impacts	▪ 1% EPS accretion ▪ Neutral to tangible book value ▪ Neutral to capital ratios
Closing & Other	▪ Targeted close in 4Q21 ▪ Westchester's President & CEO John Tolomer will remain with Valley as Market President to lead efforts in Westchester County ▪ Requires customary regulatory approvals and approval of Westchester's stockholders

[1] Based on Valley closing price of $13.42 as of 6/28/2021

Summary 9 ▪ High-Quality Partner With a Track Record of Strong Asset Quality ▪ Expansion of Physical Footprint into Dynamic and Contiguous Westchester County Market ▪ Experienced Leadership Team Focused on Servicing Commercial Clients ▪ Low Integration Risk Given Relative Size and Valley’s Familiarity with Westchester Market ▪ Financially Attractive With Incremental Benefit to Earnings While Preserving Tangible Book Value / CapitalSummary 9 ▪ High-Quality Partner With a Track Record of Strong Asset Quality ▪ Expansion of Physical Footprint into Dynamic and Contiguous Westchester County Market ▪ Experienced Leadership Team Focused on Servicing Commercial Clients ▪ Low Integration Risk Given Relative Size and Valley’s Familiarity with Westchester Market ▪ Financially Attractive With Incremental Benefit to Earnings While Preserving Tangible Book Value / Capital

For More Information 10 ▪ Log onto our website: www.valley.com ▪ Email requests to: tlan@valley.com ▪ Call Travis Lan in Investor Relations, at: (973) 686-5007 ▪ Write to: Valley National Bank 1455 Valley Road Wayne, New Jersey 07470 Attn: Travis Lan, SVP – Director, Corporate Finance & Business Development ▪ Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SECFor More Information 10 ▪ Log onto our website: www.valley.com ▪ Email requests to: tlan@valley.com ▪ Call Travis Lan in Investor Relations, at: (973) 686-5007 ▪ Write to: Valley National Bank 1455 Valley Road Wayne, New Jersey 07470 Attn: Travis Lan, SVP – Director, Corporate Finance & Business Development ▪ Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC